UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

MapLight Therapeutics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply)

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

P.O. BOX 8016, CARY, NC 27512-9903 Your vote matters! Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report Important Notice Regarding the Availability of Proxy Materials for the Stockholders MAPLIGHT THERAPEUTICS, INC. Meeting To Be Held On June 23, 2026 for Stockholders of Record as of April 27, 2026 Annual Meeting of Stockholders To order paper materials, use one of the Tuesday, June 23, 2026 9:00 AM, Pacific Time The Annual Meeting will be held virtually at www.proxydocs.com/MPLT following methods. You must register to attend the meeting online and/or participate at www.proxydocs.com/MPLT Internet: For a convenient way to view proxy materials, VOTE, and obtain www.investorelections.com/MPLT instructions for how to attend the meeting go to www.proxydocs.com/MPLT To vote your proxy while visiting this site, you will need the 12 digit Call: control number in the box below. 1-866-648-8133 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. Email: paper@investorelections.com Under United States Securities and Exchange Commission rules, proxy materials do not have * If requesting material by e-mail, please send a blank e-mail with the to be delivered in paper. Proxy materials can be distributed by making them available on the 12 digit control number (located below) in the subject line. No other internet. requests, instructions OR other inquiries should be included with your e-mail requesting material. If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before June 13, 2026. Unless Your control number requested, you will not otherwise receive a paper or e-mail copy. Have the 12 digit control number located in the box above available when you access the website and follow the instructions. SEE REVERSE FOR FULL AGENDA Copyright © 2026 BetaNXT, Inc. or its affiliates. All Rights Reserved

MAPLIGHT THERAPEUTICS, INC. Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR each nominee for director and FOR Proposal 2 THIS IS NOT A VOTEABLE BALLOT PROPOSAL 1. To elect the three Class I Director nominees named in the Proxy Statement to serve until the 2029 annual meeting of our stockholders and until their successors have been duly elected and qualified, or until their earlier death, resignation or removal. 1.01 Martin Babler 1.02 Troy Cox 1.03 George Pavlov 2. To ratify the appointment by the Audit Committee of our Board of Directors of RSM US LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026. NOTE: To conduct any other business properly brought before the Annual Meeting or any adjournment or postponement thereof.